Exhibit 99.1

# Annual Meeting of Shareholders

April 26, 2016

PNC

# Cautionary Statement Regarding Forward-Looking and Adjusted Information

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

Our discussions may contain forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Any such forward-looking statements are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement in the Appendix, which is included in the version of the presentation materials posted on our corporate website, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2015 Form 10-K and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pretax, pre-provision earnings, tangible book value, and taxable-equivalent net interest income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under "About Us – Investor Relations." Our SEC filings are available both on our corporate website and on the SEC's website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

# 2015 Achievements

- Successful year
- Grew loans by 1% and deposits by 7%
- Fee income up 3% over 2014
  - Higher portion of total revenue than in 2014
- Well-controlled expenses
  - Third year in a row expenses declined
- Strong capital and liquidity position
- Continued progress on strategic priorities

**PNC is Well-Positioned to Continue to Create Shareholder Value**

**Net Income**
**$4.1 billion**

**Diluted EPS**
**$7.39**

**Return on Average Assets**
**1.17%**

– Fee income - Refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits. See Reconciliation in Appendix.

# Delivering Long-Term Value for our Shareholders

PNC

## Capital Actions

- Repurchases for full year 2015 totaled 22.3 million common shares for $2.1 billion
- Increased dividend by 6% to $0.51 per common share in May 2015
- Under current $2.875 billion share repurchase program, PNC has repurchased 23.8 million shares for $2.2 billion (2Q15 – 1Q16)
- 85% payout ratio for the four quarters 2Q15 –1Q16

## Three-Year Total Return



No. 1 Among Peer Group
13%
15%
21%
Peer Group
S&P 500
PNC

Stock price change and dividend reinvestment.
Three years ended December 31, 2015

- Share repurchase program – From 2Q15 through 2Q16, the ability to purchase the full amount is subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and potential impact on credit ratings.
- Payout ratio – Refers to amount used to fund common stock dividends and share repurchases as a percentage of net income attributable to diluted common shares.
- Peer group – See list of Peer Group Banks in the Appendix.

# Executing Strategic Priorities

## Designed to create value

**Value Creation**

- Building a Leading Bank Franchise in Our Underpenetrated Markets
- Capturing More Investable Assets
- Reinventing the Retail Bank Experience
- Bolstering Critical Infrastructure and Streamlining Core Process

# Investing in FinTech

PNC

## Innovating to better serve our customers

Digital Asset Holdings

EARLY WARNING℠

CLEARXCHANGE™

TRANSACTIS

# Appendix: **Cautionary Statement Regarding Forward-Looking Information**

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
  - Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current U.S. economic expansion.
  - Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Commodity price volatility.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

# Appendix: **Cautionary Statement Regarding Forward-Looking Information** (continued)

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economy will grow moderately again in 2016, boosted by lower oil/energy prices, improving housing activity and solid job gains, and that short-term interest rates and bond yields will rise very gradually during 2016. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
- PNC's ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC's comprehensive capital plan for the applicable period in connection with the regulators' Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
  - Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

# Appendix: **Cautionary Statement Regarding Forward-Looking Information** (continued)

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2015 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

# Appendix: Non-GAAP to GAAP Reconciliation

## Fee Income

| *$ in millions* | For the three months ended Mar. 31, 2016 | Dec. 31, 2015 | Mar. 31, 2015 | For the year ended Dec. 31, 2015 | Dec. 31, 2014 |
|---|---|---|---|---|---|
| Asset management | $341 | $399 | $376 | $1,567 | $1,513 |
| Consumer services | 337 | 349 | 311 | 1,335 | 1,254 |
| Corporate services | 325 | 394 | 344 | 1,491 | 1,415 |
| Residential mortgage | 100 | 113 | 164 | 566 | 618 |
| Service charges on deposits | 158 | 170 | 153 | 651 | 662 |
| Total fee income | $1,261 | $1,425 | $1,348 | $5,610 | $5,462 |
| Other, including net securities gains | 306 | 336 | 311 | 1,337 | 1,388 |
| Total noninterest income, as reported | $1,567 | $1,761 | $1,659 | $6,947 | $6,850 |

# Appendix: Non-GAAP to GAAP Reconciliation

PNC

## Tangible Book Value per Common Share Ratio

| *$ in millions, except per share data* | Dec. 31, 2015 | Dec. 31, 2014 | % Change 12/31/15 vs. 12/31/14 |
|---|---|---|---|
| Book value per common share | $81.84 | $77.61 | 5% |
| Tangible book value per common share | | | |
| Common shareholders' equity | $41,258 | $40,605 | |
| Goodwill and Other Intangible Assets other than servicing rights [a] | (9,482) | (9,595) | |
| Deferred tax liabilities on Goodwill and Other Intangible Assets [a] | 310 | 320 | |
| Tangible common shareholders' equity | $32,086 | $31,330 | |
| Period-end common shares outstanding (in millions) | 504 | 523 | |
| Tangible book value per common share (Non-GAAP) | $63.65 | $59.88 | 6% |

[a] Excludes the impact from mortgage servicing rights of $1.6 billion at December 31, 2015 and $1.4 billion at December 31, 2014.

Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders' equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.

Appendix: **Peer Group of Banks**

| | |
|---|---|
| The PNC Financial Services Group, Inc. | PNC |
| BB&T Corporation | BBT |
| Bank of America Corporation | BAC |
| Capital One Financial, Inc. | COF |
| Fifth Third Bancorp | FITB |
| JPMorgan Chase | JPM |
| KeyCorp | KEY |
| M&T Bank | MTB |
| Regions Financial Corporation | RF |
| SunTrust Banks, Inc. | STI |
| U.S. Bancorp | USB |
| Wells Fargo & Co. | WFC |